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SIGNED

                        THIRD AMENDMENT AND AGREEMENT TO
                                 LOAN AGREEMENT

         This Third Amendment and Agreement to Loan Agreement is made as of the ______ day of ____________, 1999, by and between FLEET BANK, N. A., a national banking association ("Fleet"); and BANK LEUMI USA, formerly known as Bank Leumi Trust Company of New York, a New York banking corporation ("Bank Leumi"; Fleet and Bank Leumi are hereinafter referred to together as the "Banks"); and LAZARE KAPLAN INTERNATIONAL INC., a Delaware corporation (the "Borrower").

                                WITNESSETH THAT:

         WHEREAS, Fleet has extended a term loan to Lazare Kaplan Japan, Inc., a corporation organized under the laws of Delaware in the sum of One Billion One Hundred Million Japanese Yen ('Y'1,100,000,000) (the "Lazare Kaplan Japan Loan"); and

         WHEREAS, the Borrower has guaranteed the payment and performance of the Lazare Kaplan Japan Loan and has secured its guaranty by pledging the sum of Ten Million Ten Thousand Ten and 01/100 Dollars ($10,010,010.01) to Fleet (the "Pledged Collateral"); and

         WHEREAS, in order to account for the foreign currency risk of the Lazare Kaplan Japan Loan which was made in Japanese Yen but secured by U.S. Dollars, the Banks and the Borrower desire to amend the Loan Agreement dated as of May 14, 1996, as amended from time to time (as amended, the "Loan Agreement") between the Banks and the Borrower, in order to reduce the availability of the revolving loan extended thereunder by the amount that Fleet has determined is the foreign currency risk related to the Lazare Kaplan Japan Loan.

         NOW, THEREFORE, for value received, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

         1. All capitalized terms used herein without definition shall have the definitions assigned by the Loan Agreement.

         2. Effective the date hereof, Article One of the Loan Agreement is amended by adding new definitions for "Lazare Kaplan Japan Loan" and "Lazare Kaplan Japan Loan Foreign Currency Risk" to read in its entirety as follows:

                  Lazare Kaplan Japan Loan means the term loan extended to Lazare Kaplan Japan, Inc., a corporation organized under the laws of Japan, in the sum of One Billion One Hundred Million Japanese Yen ('Y'1,100,000,000) by Fleet.

                  Lazare Kaplan Japan Loan Foreign Currency Risk means twenty-five percent of the U.S. Dollar equivalent of the outstanding principal balance of the Lazare Kaplan Loan.

         3. Effective the date hereof, the definition of "Commitment" set forth in Article 1 of the Loan Agreement is amended in its entirety as follows:

                  Commitment: as to each Bank, the amount set forth opposite such Bank's name on the signature page hereof under the caption "Commitment", as such amount is subject to reduction in accordance with the terms hereof, provided however, in the case of Fleet, the Lazare Kaplan Japan



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         Foreign Currency Risk shall be deemed to include
         indebtedness incurred pursuant to Fleet's Commitment.


         4. The Banks and the Borrower hereby acknowledge and agree that the Lazare Kaplan Japan Loan Foreign Currency Risk shall be deemed to be indebtedness of the Borrower to the Banks under the Loan Agreement for all purposes of determining the amount of the Loans outstanding under the Loan Agreement and for determining the utilization of the Total Commitment and each Bank's respective Commitment. The Lazare Kaplan Japan Loan Foreign Currency Risk shall not be deemed to be indebtedness under the Loan Agreement for purposes of imposing an interest charge thereon.

         5. Bank Leumi acknowledges that it has no security interest, claim, rights or other interest in or to the Pledged Collateral which secures the Borrower's Guaranty of the Lazare Kaplan Loan and hereby disclaims any security interest, claim, rights or other interest in or to the Pledged Collateral.

         6. All references to the "Loan Agreement" in the Loan Agreement, the Notes and in all documents executed or delivered in connection with the Loan Agreement shall from and after the effective date hereof refer to the Loan Agreement, as amended hereby.

         7. Except as amended hereby, the Loan Agreement shall remain in full force and effect and is in all respects hereby ratified and affirmed.

         8. The Borrower jointly and severally covenant and agree to pay all out-of-pocket expenses, costs and charges incurred by the Banks (including reasonable fees and disbursements of counsel) in connection with the preparation and execution of this Third Amendment and Agreement to Loan Agreement.

         IN WITNESS WHEREOF, the undersigned parties have caused this Third Amendment and Agreement to Loan Agreement to be executed by their duly authorized officers as of the date first above written.

WITNESS:                                 LAZARE KAPLAN INTERNATIONAL
                                         INC.



_________________________________         By:________________________________
                                          Title:



                                      -2-


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Commitment (including the indebtedness     FLEET BANK, N.A.
Under the Lazare Kaplan Japan
Foreign Currency Risk)
$24,000,000                                By:_________________________________
                                           Title:


                                           By:_________________________________
                                           Title:

Commitment:                                BANK LEUMI USA
$16,000,000

                                           By:_________________________________
                                           Title:


                                           By:_________________________________
                                           Title:

Acknowledged and Agreed to:
LAZARE KAPLAN EUROPE INC.


By:_________________________________________
Title:

LAZARE KAPLAN BELGIUM, N.V.


By:_________________________________________
Title:

LAZARE KAPLAN GHANA LTD.


By:_________________________________________
Title:

SUPREME GEMS N.V.


By:_________________________________________
Title:


                                      -3-